EXHIBIT 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
     The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the combination of Belk, Inc (“Belk”) and the Proffitt’s and McRae’s operations of Saks Incorporated (“Proffitt’s”). The unaudited pro forma condensed combined financial statements were prepared using the historical consolidated financial statements of Belk and the historical carve out special purpose financial statements of Proffitt’s. The unaudited pro forma combined financial statements should be read in conjunction with the audited and unaudited historical financial statements of Belk and Proffitt’s, respectively. This information can be found in Belk’s Annual Report on Form 10-K for the fiscal year ended January 29, 2005 and Quarterly Report on Form 10-Q for the 26-week period ended July 30, 2005 and in Item 9.01(a) of this Current Report on Form 8-K/A.
     The unaudited pro forma condensed combined statement of operations for the fiscal year ended January 29, 2005 and for the 26-week period ended July 30, 2005 give effect to the acquisition as if the acquisition occurred on the first day of the periods presented (i.e., February 1, 2004 and January 30, 2005, respectively). The unaudited pro forma combined statement of operations for the fiscal year ended January 29, 2005 combines the audited consolidated statement of operations of Belk for the fiscal year ended January 29, 2005 with the audited statement of income of Proffitt’s for the fiscal year ended January 29, 2005. The unaudited pro forma combined statement of operations for the six month period ended July 30, 2005 combines the unaudited consolidated statement of operations of Belk for the six month period ended July 30, 2005 with the unaudited statement of income of Proffitt’s for the six month period ended July 30, 2005.
     THE PURCHASE PRICE ALLOCATION INCLUDED IN THE ACCOMPANYING UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS IS PRELIMINARY AND IS BASED ON INFORMATION THAT WAS AVAILABLE TO MANAGEMENT AT THE TIME THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS WERE PREPARED. ACCORDINGLY, THE PURCHASE PRICE ALLOCATION MAY CHANGE AND THE IMPACT OF SUCH CHANGES COULD BE MATERIAL.
     THE ACCOMPANYING UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS HAVE BEEN PREPARED FOR ILLUSTRATIVE PURPOSES ONLY AND DO NOT PURPORT TO BE INDICATIVE OF THE ACTUAL RESULTS THAT WOULD HAVE BEEN ACHIEVED BY THE COMBINED COMPANY FOR THE PERIODS PRESENTED OR THAT WILL BE ACHIEVED BY THE COMBINED COMPANY IN THE FUTURE.

Belk, Inc. and Subsidiaries and the Proffitt’s Stores of Saks, Inc.
Pro Forma Condensed Combined Statement of Operations
(dollars in thousands, except per share amounts)
Six months ended July 30, 2005

	Belk, Inc.	Proffitt’s
	July 30,	July 30,	Pro Forma		Pro Forma
	2005	2005	Adjustments		Combined

Revenues	$1,170,848	$263,257	—		$1,434,105
Cost of goods sold (including occupancy and buying expenses)	783,435	172,461	10,006	(a)	965,902
Selling, general and administrative expenses	303,439	100,587	1,362	(b)	395,382
			(10,006	) (a)
Asset impairment and store closing costs	1,681	—	—		1,681

Operating income (loss)	82,293	(9,791)	(1,362)		71,140
Interest expense, net	(17,519)	(68)	(10,563	) (c)	(28,150)
Gain on property, equipment and investments	74	—			74
Other income, net	164	—			164

Income (loss ) before income taxes	65,012	(9,859)	(11,925)		43,228
Income taxes	23,500	(3,891)	(4,068	) (d)	15,541

Net Income (loss)	$41,512	$(5,968)	$(7,857)		$27,687

Basic and diluted net income per share	$0.80				$0.54

Weighted average shares outstanding	51,613,187				51,613,187

See accompanying notes to unaudited pro forma combined financial statements, including Note 2 for an explanation of the preliminary pro forma adjustments.

Belk, Inc. and Subsidiaries and the Proffitt’s Stores of Saks, Inc.
Pro Forma Condensed Combined Statement of Operations
(dollars in thousands, except per share amounts)
Twelve Months Ended January 29, 2005

	Belk, Inc.	Proffitt’s
	January 29,	January 29,	Pro Forma		Pro Forma
	2005	2005	Adjustments		Combined

Revenues	$2,446,832	$690,326	$—		$3,137,158
Cost of goods sold (including occupancy and buying expenses)	1,618,639	433,761	23,081	(a)	2,075,481
Selling, general and administrative expenses	601,206	231,353	2,997	(b)	812,475
			(23,081	) (a)
Store closing costs	2,957	—	—		2,957

Operating income	224,030	25,212	(2,997)		246,245
Interest expense, net	(32,146)	(185)	(17,654	) (c)	(49,985)
Gain on property, equipment and investments	1,883	—			1,883
Other income, net	509	—			509

Income before income taxes	194,276	25,027	(20,651)		198,652
Income taxes	70,200	8,090	(6,874	) (d)	71,416

Net Income	$124,076	$16,937	$(13,777)		$127,236

Basic and diluted net income per share	$2.40				$2.46

Weighted average shares outstanding	51,693,308				51,693,308

Note 1 Basis of Presentation
     Effective on July 3, 2005, the Company completed the acquisition of 22 Proffitt’s stores and 25 McRae’s stores from Saks, Incorporated at a purchase price of $622.0 million, subject to adjustment based on the final working capital of the acquired business. Proffitt’s and McRae’s are regional department stores located in 11 of the 14 Southeastern states where the Company’s stores operate.
     The unaudited pro forma combined statement of operations for the fiscal year ended January 29, 2005 and for the 26-week period ended July 30, 2005 give effect to the acquisition as if the acquisition occurred on the first day of the periods presented (i.e., February 1, 2004 and January 30, 2005, respectively). The unaudited pro forma combined statement of operations for the fiscal year ended January 29, 2005 combines the audited consolidated statement of operations of Belk with the audited carve out statement of income of Proffitt’s for the fiscal year ended January 29, 2005. The unaudited pro forma combined statement of operations for the 26-week period ended July 30, 2005 combines the unaudited consolidated statement of operations of Belk with the unaudited statement of income of Proffitt’s for the 26-week period ended July 30, 2005.
     The accompanying unaudited pro forma combined financial statements have been prepared for illustrative purposes only and do not purport to be indicative of the actual results that would been achieved by the combined company for the periods presented or that will be achieved by the combined company in the future.
     The purchase price allocation included in the accompanying unaudited pro forma combined financial statements is preliminary and is based on information that was available to management at the time the unaudited pro forma combined financial statements were prepared. Accordingly, the purchase price allocation may change and the impact of such changes could be material.
Note 2 Unaudited Pro Forma Adjustments
Unaudited Pro Forma Statement of Operations
(a)	Represents adjustment to reclassify store occupancy expense from selling, general and administrative expense to cost of goods sold in order to comply with the Belk presentation.

(b)	Represents the adjustment to record estimated depreciation and amortization on identifiable tangible and intangible assets over their respective useful lives. Property and equipment is depreciated over the remaining useful life of the asset, or when applicable, the term of the lease, whichever is shorter. Favorable leases are amortized over the remaining term of the respective lease. Intangible assets are amortized over useful lives of up to 10 years. In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” the unaudited pro forma combined statements of operations do not include goodwill amortization.

(c)	Represents the adjustment to record interest expense on the short-term and long-term debt used to finance the acquisition based on the terms for that financing. The rates utilized for variable rate financing used to fund the acquisition were determined based on market interest rates in place for the periods presented adjusted per the terms of the applicable financing agreements. Interest expense on fixed rate financing was calculated based on interest rates committed for such financing at the date of the acquisition. In addition, an adjustment was made to record the foregone interest income on cash utilized to fund the acquisition at an average pre-tax interest rate based on short-term investments utilized by the company during the periods presented.

(d)	Represents the adjustments to record the pro forma combined income tax provision at the estimated effective income tax rate of the combined company.

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